    Exhibit 10.42

ASSIGNMENT AND ASSUMPTION OF PLANET LEASE AGREEMENT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Azco Mining Inc., a Delaware corporation (“Assignor”), hereby assigns and delegates to Metallica Ventures LLC, a Wyoming limited liability company (“Assignee”), and Assignee hereby agrees to assume and accept the assignment and delegation of, all of Assignor’s right, title and interest in and to that certain Lease with Option to Purchase effective as of September 5, 2000, between New Planet Copper Mining Company, a Delaware corporation (“New Planet”) and Assignor (the “Planet Lease Agreement”), including without limitation the remaining lease payments, option to purchase and royalty payments under that agreement.  A copy of the Planet Lease Agreement is attached hereto as Exhibit A and by this reference is made part hereof.

In connection with the assignment hereunder, Assignor represents, warrants and covenants (with the understanding that Assignee is relying on these warranties, representations and covenants) that:

(a)

There are no claims, actions, suits or proceedings of any kind pending or threatened by New Planet or any other individual or entity with regard to the Planet Lease Agreement, and further Assignor is not aware of any circumstances whatsoever which may form the basis for any such claim.

(b)

Assignor is the owner of all rights and interest of Assignor under the Planet Lease Agreement, and no right or interest of any kind under the Planet Lease Agreement has been previously conveyed, assigned or transferred in any manner.

(c)

Assignor is not prohibited from consummating this assignment by any law, regulation, agreement, instrument, restriction, order or judgment.

(d)

Assignor is not in default under any provisions of the Planet Lease Agreement, and further Assignor is not aware of any circumstances whatsoever which may form the basis for a claim of default by New Planet.

(e)

There are no contracts or other obligations of Assignor outstanding for any conveyance, assignment or transfer of any kind of Assignors rights or interest in the Planet Lease Agreement.

(f)

There are no written modifications to the Planet Lease Agreement, and further the Planet Lease Agreement has not been modified by any oral agreement.

(g)

Assignor shall expeditiously do all things to cause recognition of this Assignment by New Planet and to otherwise fully implement the transfer of rights and interest under the Planet Lease Agreement from Assignor to Assignee.

This Assignment contains the entire agreement between Assignor and Assignee concerning the assignment hereunder, and no modification of this Assignment will be binding upon the parties unless approved in writing by each party.

If any litigation arises between Assignor and Assignee relating to this Assignment, the losing party shall pay the prevailing party’s costs and expenses of litigation, including, but not limited to, reasonable attorneys’ fees.

This assignment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed an original and all of which shall constitute one and the same instrument.  Signature pages from different counterparts may be detached and assembled to form one or more original documents(s).

IN WITNESS WHEREOF, the parties have caused this instrument to be executed and effective as of the 12th day of August, 2003.

Assignor:

Assignee:

Azco Mining Inc.

Metallica Ventures LLC

_________________________

_________________________

By:  Ryan A. Modesto

By:  William P. Carson

Its:  Vice President Finance

Its:  Manager

STATE OF ARIZONA)

 )      ss:

County of Maricopa     )

On this ___day of _______________, 2003, before me, the undersigned Notary

Public, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as _________________________ of Azco Mining Inc.

IN WITNESS WHEREOF, I have hereunder set my hand and official seal.

______________________________

Notary Public

My Commission Expires: _________________________

STATE OF ARIZONA)

 )      ss:

County of Maricopa     )

On this ___day of _______________, 2003, before me, the undersigned Notary

Public, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as _________________________ of Metallica Ventures, LLC.

IN WITNESS WHEREOF, I have hereunder set my hand and official seal.

______________________________

Notary Public

My Commission Expires: _________________________

EXHIBIT A

PLANET LEASE AGREEMENT